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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference of our reports dated February 3, 1999, with respect to the (a) consolidated financial statements, schedule and supplementary information of Time Warner Inc. and (b) consolidated financial statements and schedule of Time Warner Entertainment Company, L.P. included in this Annual Report on Form 10-K for the year ended December 31, 1998, in each of the following:

      1. Registration Statement No. 333-11471 on Form S-4 of Time Warner Inc. (formerly named TW Inc.);

      2. Post-Effective Amendment No. 1 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectuses of Time Warner Inc.;

      3. Post-Effective Amendment No. 2 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectus of Time Warner Inc.;

      4. Post-Effective Amendment No. 3 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectus of Time Warner Inc.;

      5. Post-Effective Amendment No. 4 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectus of Time Warner Inc.;

      6. Post-Effective Amendment No. 5 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectuses of Time Warner Inc.;

      7. Post-Effective Amendment No. 1 to Registration Statement No. 333-14053 on Form S-8 and related prospectus of Time Warner Inc.;

      8.   Registration Statement No. 333-14611 on Form S-3 of Time Warner Inc.;

      9. Registration Statement No. 333-27265 on Form S-8 and related prospectus of Time Warner Inc.;

     10.   Registration Statement No. 333-39647 on Form S-3 of Time Warner Inc.;

     11. Registration Statement No. 333-49139 on Form S-8 and related prospectus of Time Warner Inc.;

     12. Registration Statement No. 333-61207 on Form S-3 of Time Warner Inc. (and Turner Broadcasting System, Inc. and Time Warner Companies, Inc.) (prospectus also relates to and constitutes a post-effective amendment to Registration Statement No. 333-44255);

     13. Registration Statement No. 333-69161 on Form S-8 and related prospectus of Time Warner Inc.;

     14. Registration Statement No. 33-61497 on Form S-8 and related prospectus of Time Warner Companies, Inc.; and

     15. Registration Statement No. 333-37827 on Form S-3 of Time Warner Inc. (and Registration Statement No. 333-37827-01 of Time Warner Companies, Inc.) (prospectus also relates to and constitutes a post-effective amendment to Registration Statement No. 333-32813).

                                                ERNST & YOUNG LLP

New York, New York
March 25, 1999

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